UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 03, 2026

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 S. Farmer Avenue Suite 500
Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2026, the Board of Directors (the “Board”) of Offerpad Solutions Inc. (the “Company”) approved an increase in the size of the Board, from six to seven directors and, upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board, appointed Benjamin Graboske as a Class III director of the Company, effective immediately, with a term expiring at the Company’s 2027 Annual Meeting of Stockholders, and until his successor is elected and qualified or until his earlier death, resignation, disqualification or removal. Mr. Graboske was also appointed to serve on the Nominating Committee, effective as of September 3, 2026. There was no arrangement or understanding pursuant to which Mr. Graboske was selected as a director. There are no related person transactions between the Company and Mr. Graboske.

Mr. Graboske will receive compensation in accordance with the Company’s Amended and Restated Non-Employee Director Compensation Program (the “Director Compensation Program”), as filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2025. Pursuant to the Company’s Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”), as filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 7, 2022, Mr. Graboske will be permitted to defer (i) all or a portion of his annual cash retainers (including any cash retainers for service on a committee) earned under the Director Compensation Program and (ii) the settlement of all or a portion of his restricted stock unit awards granted under the Director Compensation Program in accordance with the terms and conditions set forth in the Deferred Compensation Plan. We expect Mr. Graboske to enter into our standard indemnification agreement for directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: September 8, 2026	By:	/s/ Adam Martinez
Adam Martinez Chief Legal Officer